SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))

[ ] Definitive Information Statement

Tradequest International, Inc.
(Name of Registrant as Specified In Its Charter)

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TRADEQUEST INTERNATIONAL, INC.

2501 North Green Valley Parkway, Suite 110-D
Henderson, NV 89014
Telephone (702) 317-2300
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

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July 21, 2005

To our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of Tradequest International, Inc., or Tradequest Mississippi. The Special Meeting will be held Wednesday, August 10, 2005, at 2501 North Green Valley Parkway, Suite 110-D, Henderson, Nevada 89014. The meeting will convene at 10:00 a.m. Pacific Time for the following purposes:

1.
For approval of a change of our domicile from Mississippi to Nevada by means of a merger of Tradequest International, Inc, a Mississippi corporation with and into Tradequest International, Inc. a newly formed Nevada corporation, which change shall include, among other things, a change in our authorized capital, a change in our articles of incorporation, and a change in our bylaws; and

2.	For the transaction of such other business as may properly come before this meeting.

Shareholders of record at the close of business on July 1, 2005 are entitled to vote at the meeting. For the reasons set forth in the information statement included with this notice, your board of directors unanimously believes that the proposed change of domicile is in the best interests of Tradequest International, Inc. and all of our shareholders.

We appreciate your continued interest in Tradequest International, Inc.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

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TRADEQUEST INTERNATIONAL, INC.
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INFORMATION STATEMENT

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INFORMATION CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS

Date and Purpose of Meeting

This information statement is furnished in connection with matters to be voted on at the Special Meeting of Shareholders of Tradequest International, Inc., or Tradequest Mississippi, to be held at 10:00 a.m. (PST), on August 10, 2005, at located at 2501 North Green Valley Parkway, Suite 110-D, Henderson, Nevada 89014 and at any and all adjournments thereof with respect to the matters referred to in the accompanying notice. This information statement is first being mailed to shareholders on or about July 21, 2005.

The purpose of the special meeting is to approve a change of our domicile from Mississippi to Nevada by means of a merger of Tradequest International, Inc., a Mississippi corporation with and into Tradequest International, Inc. a newly formed Nevada corporation, which change shall include, among other things, a change in our authorized capital, a change in our articles of incorporation, and a change in our bylaws.

Shareholders Entitled to Vote

Approval of the matters actions described herein requires the approval of the holders of outstanding stock of each voting group entitled to vote on such matters. As of July 1, 2005, there were 49,996,546 shares of our common stock outstanding. Holders of our common stock are entitled to one vote per share.

Tradequest Mississippi has determined July 1, 2005 as the record date with respect to the determination of shareholders entitled to vote at the special meeting of shareholders. Shareholders of record at the close of business on July 1, 2005, will be entitled to receive this notice and vote at the special meeting of shareholders.

Votes Required

The actions taken require the approval of the holders of a majority of the shares of common stock present at the meeting of shareholders.

Loyola Holdings, Inc., a corporation controlled by Ash Mascarenhas, our sole officer and director, is the record owner of 20,139,245 shares of our common stock. Lalita Janke, who is Mr. Mascarenhas’ mother, is the record owner of 20,139,245 shares of our common stock. It is the intention of Loyola Holdings and Ms. Janke to vote all of their shares in favor of each matter to be considered by the shareholders. As a result, we anticipate that the proposals will be approved and adopted at the meeting. We are required by applicable law to submit the matter to be considered to the vote of all shareholders.

Dissenters’ Right of Appraisal

Mississippi law provides for a right of a shareholder to dissent to the proposed merger and obtain appraisal of or payment for such shareholder’s shares. See “Proposal 1 - Dissent Rights of Our Shareholders.”

Proxies

No proxies are being solicited.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 10, 2005 by the following persons:

•	each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
•	each of our directors and executive officers; and
•	all of our directors and executive officers as a group.

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Name And Address	Number Of Shares Beneficially Owned	Percentage Owned

Loyola Holdings, Inc. (1)	20,139,245 (2)	40.3%
Ashvin Mascarenhas (1)	20,139,245 (2)	40.3%
Lolita Janke (3)	20,139,245	40.3%
Randall K. Read (4)	7,405,556	14.8%

All directors and officers as a group	20,139,245	40.3%

(1) The address is 2510 N. Green Valley, Suite 110D, Henderson, Nevada 89014.

(2)	Mr. Mascarenhas is the controlling stockholder of Loyola Holdings, Inc. and has voting and investment control over these shares.

(3) The address is 1175 South U.S. Highway 1, Vero Beach, FL 32962.

(4)	The address is 6141 South, 2300 East, Salt Lake City, Utah 84121.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from the date of this report and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from the date of this report

(PROPOSAL 1)
CHANGE IN THE COMPANY’S STATE OF INCORPORATION FROM MISSISSIPPI TO NEVADA
(“CHANGE IN DOMICILE”)
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Introduction

On May 31, 2005, our board of directors approved the reincorporation of the company from Mississippi to Nevada and recommended the merger to our stockholders for their approval. Loyola Holdings, Inc. and Lalita Janke, our controlling stockholders, intend to approve the reincorporation at the special meeting of stockholders. We have formed a wholly-owned Nevada subsidiary named Tradequest International, Inc., a Nevada corporation which we sometimes refer to as “Tradequest Nevada” in this information statement. We will use the term “Tradequest Mississippi” to refer to our existing Mississippi corporation. The reincorporation will be effected by a merger transaction in which Tradequest Mississippi will be merged with and into Tradequest Nevada pursuant to an agreement and plan of merger, which we refer to as the “merger agreement” in this information statement and which is attached to this information statement as Appendix A.

Tradequest Nevada, which was incorporated on June 9, 2005 for the sole purpose of effecting the merger, has not engaged in any business to date and has no assets.

The reincorporation and the merger of Tradequest Mississippi into Tradequest Nevada will not result in any change to the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the company. Tradequest Mississippi’s employee benefit arrangements will be continued by Tradequest Nevada upon the same terms and subject to the same conditions. In management’s judgment, no presently contemplated activities of the company will be either favorably or unfavorably affected in any material respect by the reincorporation. As shareholders of our company, however, you should be aware that the corporation law of Mississippi and the corporation law of Nevada differ in a number of significant respects, including differences pertaining to the rights of shareholders. We encourage you to carefully review the discussion of some of these differences under the heading “Significant Differences Between the Corporation Laws of Nevada and Mississippi.”

In the merger, each issued and outstanding share of Tradequest Nevada (all of which are owned by Tradequest Mississippi) will be retired and canceled and each issued and outstanding share of common stock of Tradequest Mississippi will be automatically converted into and become one share of common stock of Tradequest Nevada. Upon completion of the merger, Tradequest Mississippi, as a corporate entity, will cease to exist, and Tradequest Nevada will continue to operate the business of the company as Tradequest International, a Nevada corporation. Following the merger, our current shareholders will be the only shareholders of the newly merged corporation.

It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of Tradequest Nevada.

Tradequest Nevada will assume all assets and liabilities of Tradequest Mississippi, including obligations under our outstanding indebtedness and contracts. Upon consummation of the change of domicile, the historical financial statements of Tradequest Mississippi will become the historical financial statements of Tradequest Nevada. Total shareholders’ equity will not be materially changed as a result of the merger and resulting change in domicile.

We are currently governed by the Mississippi Business Corporation Act of the State of Mississippi and our current articles of incorporation and bylaws. Once the reincorporation is effectuated, we will be governed by Chapter 78 of the Nevada Revised Statutes and by new articles of incorporation and bylaws, which will result in certain changes in the rights of our shareholders as discussed below. Copies of the articles and incorporation and bylaws of Tradequest Nevada are attached as Appendix B and Appendix C, respectively, to this information statement.

The reincorporation of the company into Nevada will allow us to take advantage of certain provisions of the corporate laws of Nevada. The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the reincorporation. Because it is a summary, it does not include all of the information regarding the reincorporation and is therefore qualified in its entirety by reference to the merger agreement, the articles of incorporation of Tradequest Nevada, and the bylaws of Tradequest Nevada attached to this information statement.

Treatment of Stock Options and Warrants

Each option and warrant to purchase shares of common stock or preferred stock of Tradequest Mississippi outstanding immediately prior to the effective time of the reincorporation will, by virtue of the reincorporation and without any action on the part of the holder thereof, be converted into and become an option or warrant to purchase, upon the same terms and conditions, the same number of shares of Tradequest Nevada common stock. The exercise price per share of each of the options and warrants will be equal to the exercise price per share immediately prior to the effective time of the reincorporation.
Directors and Officers

The directors and officers of Tradequest Mississippi will be the directors and officers of Tradequest Nevada after the reincorporation.
Effective Time of Reincorporation

Subject to the terms and conditions of the merger agreement, we intend to file, as soon as practicable on or after the special meeting of shareholders, appropriate articles or certificates of merger with the Secretary of State of Mississippi and the Secretary of State of Nevada. The reincorporation will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made in the latter half of June, 2005. However, the merger agreement provides that the merger may be abandoned by the Board of Directors prior to the effective time. In addition, the merger agreement may be amended prior to the effective time, unless the amendment would, in the judgment of the board of directors, have a material adverse effect on your rights as shareholders or in any manner violate applicable law.
Exchange of Stock Certificates

On or after the effective time of the reincorporation, all of the outstanding certificates that, prior to that time, represented shares of common stock of Tradequest Mississippi will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock of Tradequest Nevada into which such shares are converted in the reincorporation (other than shares as to which the holder thereof has properly exercised dissenters’ rights under Mississippi law). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to Tradequest Nevada, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock of Tradequest Nevada evidenced by such outstanding certificate. After the effective time of the reincorporation, whenever certificates which formerly represented shares of Tradequest Mississippi are presented for transfer or conversion, Tradequest Nevada will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock of Tradequest Nevada.

Shares of Tradequest Nevada’s common stock will be traded on the OTC Bulletin Board, where shares of Tradequest Mississippi’s common stock are presently traded.

You are not required to exchange your stock certificates for Tradequest Nevada stock certificates, although you may do so if you wish.
Principal Reasons for Changing Our State of Incorporation

The board of directors believes that the reincorporation of our company under the laws of the State of Nevada will provide flexibility for both our management and business.

We have chosen to change our state of incorporation in order to take advantage of several features of Nevada corporate law which are expected to help us reduce our payments and to facilitate certain corporate actions. A principal reason for changing our state of incorporation is that, under Nevada law, a corporation can implement a reverse of forward split of the corporation’s stock by means of a resolution adopted by its board of directors. Corporations domiciled in Mississippi may be required to obtain approval of their shareholders, as well as directors, in order to implement a split of the issued and outstanding shares of their common stock. This is especially important to us, inasmuch as we will be able to change our outstanding capital stock to more efficiently meet our future needs. Presently, we need to go to the time and expense of having a shareholders’ meeting in order to effectuate a stock split or reverse stock split. We must be able to quickly deal with situations calling for us to modify our capital structure. Although our management considers it likely that Tradequest Nevada is likely to authorize a reverse stock split in the future, we do not have current plans to implement a stock split.

Effects of Reincorporation into Nevada

Change in Company Name

The reincorporation will not result in the company’s name except to the extent of the referenced state of incorporation. The new name will reference Nevada as the state of domicile instead of Mississippi. The company’s Board of Directors does not feel that the name change will have any impact upon our business.

Change in Authorized Capital

At present, the company’s articles of incorporation, as amended, authorize the issuance of 50,000,000 shares of no par value common stock.

The articles of incorporation of Tradequest Nevada authorize the issuance of 6,500,000,000 shares of common stock and 10,000,000 shares of undesignated preferred stock, $0.0001 par value per share. The articles of incorporation of Tradequest Nevada provides that the preferred stock may be issued in one or more series, that Tradequest Nevada’s board of directors is authorized to fix the number of shares of any series of preferred stock to determine the designation of such series, and to determine the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock.

Description of common stock

All outstanding shares of Tradequest Mississippi common stock are fully paid and nonassessable. Each share of the outstanding Tradequest Mississippi common stock is entitled to participate equally in dividends as and when declared by the board of directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the company. There are no redemption, sinking fund, conversion or preemptive rights with respect to the Tradequest Mississippi common stock. The holders of the company’s common stock are entitled to one vote for each share held of record on all matters voted upon by shareholders, but may cumulate votes for the election of directors. The company does not intend to pay any dividends for the foreseeable future.

Under the terms of the merger agreement, each outstanding share of Tradequest Mississippi common stock will convert to one share of Tradequest Nevada common stock, and the shares of Tradequest Nevada common stock will also possess the characteristics of the Tradequest Mississippi common stock that are described in this paragraph, except that holders of the company’s common stock of Tradequest Nevada may not cumulate votes for the election of directors.

Principal Reasons for Increase in Authorized Common Stock

Currently, our articles of incorporation, as amended, authorize 50,000,000 shares of common stock. Of the 50,000,000 shares of common stock authorized, 49,996,546 are currently outstanding, leaving a mere 454 shares available for issuance. In establishing the capital structure of Tradequest Nevada, the existing management of Tradequest Mississippi determined that it would need to authorize additional common stock because it currently has essentially no authorized common stock available for future acquisitions, financings, stock dividends, and other proper corporate purposes.

Further, we are currently seeking potential acquisition targets. Our management will review and evaluate business ventures for possible mergers or acquisitions. We have not yet entered into any agreement, nor do we have any commitment or understanding to enter into or become engaged in a transaction, as of the date of this statement. A decision to participate in a specific business opportunity will be made based upon our analysis of the quality of the prospective business opportunity’s management and personnel, asset base, the anticipated acceptability of business’ products or marketing concepts, the merit of a business plan, and numerous other factors which are difficult, if not impossible, to analyze using any objective criteria. We are now considering business opportunities either through merger or acquisition that might create value for our shareholders. We do not intend to restrict our consideration to any particular business or industry segment.

The board of directors believes that the proposed increase in the number of authorized shares of common stock will benefit our company by improving our flexibility in responding to future acquisition opportunities. The additional authorized shares will likely be used for a future acquisition, but could also be used for future financings, stock dividends, and other proper corporate purposes. The board of directors chose such a large number of shares of authorized common stock because it wants maximum flexibility to issue common stock in the future without having to seek stockholder approval in the future. Further, the board of directors wanted to increase the attractiveness of Tradequest Nevada as a potential merger partner, and it believed that a large number of authorized shares of common stock would increase its attractiveness as such.

Within the limits imposed by applicable law, described below, shares of common stock could be issued in one or more transactions. Depending upon the nature and terms thereof, such a transaction or transactions could make a takeover of Tradequest Nevada more difficult and, therefore, less likely. An issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and diluting the stock ownership of persons seeking to obtain control of Tradequest Nevada. The board of directors has no present plans, understandings, or agreements to issue the additional shares to be authorized.

The board of directors does not currently intend to propose any amendments to Tradequest Nevada’s articles of incorporation which might be deemed to have the effect of discouraging takeover attempts, although such amendments or other programs may be considered by the board in the future if it believes the interests of the stockholders would be protected thereby. Management might be able to use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareholders. However, it should be noted that management and its family members currently control 80% of the outstanding common stock and consider a hostile takeover attempt very unlikely.

All shares of common stock, including the additional shares of common stock that will be authorized when the reincorporation becomes effective, which are not issued and outstanding would be issuable at any time or from time to time by action of the board of directors without further authorization from stockholders, except to the extent that such further authorization is required by the terms of any agreements into which Tradequest Nevada may hereafter enter, by the terms of any securities that Tradequest Nevada may hereafter issue, or applicable law.

The additional shares of common stock which would be authorized by the proposed reincorporation would have the same rights and privileges as and otherwise be identical to the shares of common stock currently authorized and outstanding.

Description of preferred stock

Tradequest Mississippi does not presently have any class of preferred stock authorized. Tradequest Nevada has authorized 10,000,000 shares of undesignated preferred stock, $0.0001 par value. No shares of preferred stock of Tradequest Nevada will be issued in connection with the merger.

The preferred stock of Tradequest Nevada may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of preferred stock, to determine the designation of any such series and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of preferred stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Principal Reasons for Creation of Preferred Stock

Currently, Tradequest Mississippi is not authorized to issue any preferred stock. We are authorizing the preferred stock for many of the same reasons that we are increasing the number of shares of authorized common stock. The board of directors believes that the proposed authorization of preferred stock will benefit our company by improving our flexibility in responding to future acquisition opportunities. The authorized shares may be used for a future acquisition, future financings, stock dividends, and other proper corporate purposes. The board of directors desires to have the ability to designate and issue preferred stock on such terms that it sees fit with maximum flexibility without having to seek stockholder approval in the future. Further, the board of directors wanted to increase the attractiveness of Tradequest Nevada as a potential merger partner, and it believed that the authorization of undesignated preferred stock would increase its attractiveness as such.

Within the limits imposed by applicable law, described below, shares of preferred stock could be designated or issued in one or more transactions. Depending upon the nature and terms thereof, such a transaction or transactions could make a takeover of Tradequest Nevada more difficult and, therefore, less likely. An issuance of any shares of preferred stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and diluting the stock ownership of persons seeking to obtain control of Tradequest Nevada. The board of directors has no present plans, understandings, or agreements to issue the additional shares to be authorized.

The board of directors does not currently intend to propose any amendments to Tradequest Nevada’s articles of incorporation which might be deemed to have the effect of discouraging takeover attempts, although such amendments or other programs may be considered by the board in the future if it believes the interests of the stockholders would be protected thereby. Management might be able to use the preferred shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareholders. However, it should be noted that management and its family members currently control 80% of the outstanding common stock and consider a hostile takeover attempt very unlikely.

All shares of preferred stock would be issuable at any time or from time to time by action of the board of directors without further authorization from stockholders, except to the extent that such further authorization is required by the terms of any agreements into which Tradequest Nevada may hereafter enter, by the terms of any securities that Tradequest Nevada may hereafter issue, or applicable law.

The shares of preferred stock which would be authorized by the proposed reincorporation may be designated with rights, preferences, and privileges that may be adverse to the rights of our common stockholders. Our board of directors will have the authority to issue shares of preferred stock and to determine the price, rights, preferences and privileges of those shares without any further vote or action by our stockholders. Any preferred stock issued by our board of directors may contain rights and preferences adverse to the voting power and other rights of the holders of common stock. The preferred stock may be designated with rights and privileges senior to the shares of common stock currently authorized and outstanding, particularly with respect to preference on liquidation or dividends. The preferred stock may also be redeemable either at the option of Tradequest Nevada or the holder, may be convertible into common stock, and may have significantly stronger voting rights than those held by common stockholders.
Articles of Incorporation and Bylaws to be in Effect after the Reincorporation

Following the reincorporation, we will be subject to the Articles of Incorporation and bylaws of Tradequest Nevada. A copy of the Articles of Incorporation and bylaws of Tradequest Nevada are attached to this information statement as Appendix B and Appendix C, respectively. Tradequest Nevada’s articles of incorporation and bylaws are both changed from the current articles of incorporation of Tradequest Mississippi.

We do not believe that, other than as disclosed above with respect to the increase in authorized common stock and the creation of the undesignated preferred stock, either the articles of incorporation or bylaws of Tradequest Nevada contain provisions that have material anti-takeover consequences.

Approval of the reincorporation by our shareholders will automatically result in the adoption of the Articles of Incorporation and bylaws of Tradequest Nevada.

Significant Differences Between the Articles of Incorporation of Tradequest Mississippi and Tradequest Nevada

In addition to the increase in the number of authorized shares of common stock and the authorization of undesignated preferred stock, there are several significant differences between the articles of incorporation of Tradequest Mississippi and Tradequest Nevada. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the articles of incorporation of Tradequest Mississippi and Tradequest Nevada.

Par Value of Common Stock

The common stock of Tradequest Mississippi has no par value. The common stock of Tradequest Nevada has a par value of $0.0001 per share.

Duration of Corporation

The duration of Tradequest Mississippi is ninety-nine (99) years. The duration of Tradequest Nevada is perpetual.

Corporate Powers

The articles of incorporation of Tradequest Mississippi state that the specific purpose or purposes for which the corporation is organized stated in general terms are as follows: (1) to transact the business of investing on behalf of itself or others, any part of its capital and such additional funds as it may obtain, or any interest therein, and selling or otherwise disposing of the same, or any part thereof, or interest therein; (2) to transact the business of investing in, organizing, or acquiring control of life insurance companies or other corporations and business enterprises of every type and description; (3) to manufacture, purchase, or otherwise acquire, own, mortgage, pledge, sell, assign and transfer, or otherwise dispose of, to invest, trade, deal in and deal with, goods, wares, and merchandise, and real and personal property of every class and description; and (4) to purchase, improve, develop, lease, exchange, sell, dispose of, and otherwise deal in and turn to account, real estate, and to purchase, lease, build, construct, erect, occupy, and manage buildings of every kind and character whatsoever, to finance the purchase, improvement, development, and construction of land and buildings belonging to or be acquired by Tradequest Mississippi, or any person, firm, or corporation, and to deal with, enter joint ventures with, and generally transact business with other corporations, including those having common or interlocking shareholders, officers, or directors. These powers are in addition to those powers set forth in Section 4 of the Mississippi Business Corporation Act.

Conversely, Tradequest Nevada is authorized by its articles of incorporation to conduct any lawful activity under Nevada law.

Other Matters

As mentioned above, the Tradequest Nevada articles of incorporation authorize Tradequest Nevada, by resolution of the board of directors and without approval of the stockholders, to increase or decrease the number of issued and outstanding shares of a class or series of capital stock held by each stockholder of record of such class or series without correspondingly increasing or decreasing the number of authorized shares of such class or series.

In addition, as allowed by Nevada law, the Tradequest Nevada articles of incorporation provides that, if Tradequest Nevada becomes a “resident domestic corporation” as defined under Nevada law, then Tradequest Nevada will not be subject to or governed by sections 78.411 through 78.444 of the Nevada Revised Statutes. Further, also as allowed by Nevada law, the Tradequest Nevada articles of incorporation provides that, if Tradequest Nevada becomes an “issuing corporation” as defined under Nevada law, then Tradequest Nevada will not be subject to or governed by sections 78.378 through 78.3793 of the Nevada Revised Statutes.

The Tradequest Nevada articles of incorporation also change the location of our registered office, the identity and location of our registered agent, the number of initial directors, and the identity of our incorporator.

Significant Differences Between the Bylaws of Tradequest Mississippi and Tradequest Nevada

There are also several significant differences between the bylaws of Tradequest Mississippi and Tradequest Nevada. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the bylaws of Tradequest Mississippi and Tradequest Nevada.

Stockholder Meetings

The annual meeting of stockholders of Tradequest Mississippi is to be held on the first Friday in April of each year unless otherwise established by the board of directors. Further, stockholders holding in excess of 25% of the outstanding shares of Tradequest Mississippi can request the president of Tradequest Mississippi to call a meeting of stockholders. Conversely, the bylaws of Tradequest Nevada delegate the establishment of the date of the annual meeting of stockholders to the board of directors, and stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting are able to request the president to call a special meeting of stockholders.

Other Matters

The bylaws of Tradequest Mississippi call for the establishment of an executive committee of the board of directors. In addition, the bylaws of Tradequest Mississippi contain age restrictions for officers and directors of the corporation. The bylaws of Tradequest Nevada contain no such restrictions. The Tradequest Nevada bylaws also change the location of our registered office, our principal office, and the identity and location of our registered agent.
Significant Differences Between the Corporation Laws of Mississippi and Nevada

The rights and preferences of our shareholders are presently governed by the Mississippi Business Corporation Act. Upon the reincorporation of our company under the laws of the State of Nevada, the rights and preferences of our shareholders will be governed by Chapter 78 of the Nevada Revised Statutes. Although Mississippi and Nevada corporation laws currently in effect are similar in many respects, certain differences will affect the rights of our shareholders if the reincorporation is completed. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of Chapter 78 of the Nevada Revised Statutes and the Mississippi Business Corporation Act.

Shareholder Voting

Under both Mississippi and Nevada law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation’s property or assets other than in the usual and regular course of business, mergers and consolidations, and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares.

In addition, both states’ laws provide that the articles of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither Tradequest Mississippi’s articles of incorporation nor Tradequest Nevada’s Articles of Incorporation contain any supermajority voting provisions.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

Under Mississippi law and Nevada law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by the corporation or by a court in the event a dissenting shareholder does not agree with the fair value established by the corporation.

Under Mississippi law, a shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions: (1) consummation of a merger to which the corporation is a party if shareholder approval is required for the merger and the shareholder is entitled to vote on the merger; (2) consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged; (3) consummation of a disposition of assets if the shareholder is entitled to vote on the disposition;  (4) an amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; or (5) any other amendment to the articles of incorporation, merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors.

No such appraisal rights are available to any shareholder in a corporate reorganization transaction if: (i) the shareholders of an existing corporation exchange shares of such corporation for shares of a newly formed corporation and receive, after the reorganization, the same proportionate share interest in the new corporation and the rights and interests of the shareholders in the newly formed corporation are substantially the same as those in the existing corporation prior to the transaction; (ii) the newly formed corporation has no significant assets other than the shares of the existing corporation; (iii) after the reorganization the newly formed corporation and its subsidiaries have substantially the same assets and liabilities, on a consolidated basis, as those of the existing corporation prior to the transaction; (iv) fractional shares are neither created nor eliminated as a result of the transaction; (v) the existing corporation and the newly formed corporation are the only constituent corporations to such reorganization; (vi) the existing corporation and the newly formed corporation are corporations of the state of Mississippi; (vii) the directors of the existing corporation become the directors of the newly formed corporation upon the effective time of the corporate reorganization; (viii) the existing corporation becomes a direct wholly-owned subsidiary of the newly formed corporation; and (ix) the shareholders of the existing corporation do not recognize gain or loss for United States federal income tax purposes as determined by the board of directors of the existing corporation.

In addition, no such appraisal rights are available for the holders of shares of any class or series of shares which is: (i) listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or  (ii) not so listed or designated, but has at least two thousand (2,000) shareholders and the outstanding shares of such class or series has a market value of at least Twenty Million Dollars ($20,000,000.00) (exclusive of the value of such shares held by its subsidiaries, senior executives, directors and beneficial shareholders owning more than ten percent (10%) of such shares).

Nevada law allows for dissenters’ rights only in connection with certain mergers or consolidations. No such dissenters rights exist, however, for corporations whose shares are listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record unless the Articles of Incorporation provide otherwise (Tradequest Nevada’s Articles of Incorporation do not provide otherwise) or unless: (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except: (1) cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of: (i) the surviving or acquiring entity; or (ii) any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or (2) a combination of cash and owner’s interests of the kind described in (i) and (ii) above.

In both Nevada and Mississippi, the courts generally assess the costs associated with asserting dissenters’ rights against the corporation. If, however, the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in initiating an assessment proceeding, the court has discretion to assess costs against some or all dissenters. In addition, in Mississippi, the court may assess the fees and expenses of counsel and experts: (1) against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements; or (2) against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.  If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

Action by Shareholders Without a Meeting

Mississippi and Nevada law each permit action required or permitted to be taken at a shareholder’s meeting to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. Both Mississippi and Nevada law also provide that a corporation’s articles of incorporation may restrict or prohibit stockholders’ action without a meeting. Tradequest Nevada’s Articles of Incorporation do not contain any such restriction.

Action by Directors Without a Meeting

Mississippi and Nevada law each permit directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting.

Conflicts of Interest

Under both Mississippi law and Nevada law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the same, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation’s stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest.

In Mississippi, a directors’ action respecting a transaction involving a conflict of interest is effective if the transaction received the affirmative vote of a majority (but no fewer than two (2)) of those qualified directors after the conflict was disclosed. A majority (but no fewer than two (2)) of all the qualified directors on the board of directors constitutes a quorum and is not affected by the presence or vote of a director who is not a qualified director.  In addition, if a director has a conflicting interest respecting a transaction, but neither he nor a related person of the director is a party to the transaction, and if the director has a duty under law or professional canon, or a duty of confidentiality to another person, respecting information relating to the transaction such that the director may not make the disclosure then such disclosure is sufficient if the director (1) discloses to the directors voting on the transaction the existence and nature of his conflicting interest and informs them of the character and limitations imposed by that duty before their vote on the transaction, and (2) plays no part, directly or indirectly, in their deliberations or vote. Under Mississippi law, “qualified director” means, with respect to a director’s conflicting interest transaction, any director who does not have either (1) a conflicting interest respecting the transaction, or (2) a sufficient relationship with a second director which might influence the second director’s judgment.

In contrast, in Nevada the vote or votes of a common or interested director are counted for the purpose of authorizing or approving the contract or transaction, if one of the following exists: (a) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors; (b) the fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power; (c) the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action; and (d) the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Directors’ Standard of Care and Personal Liability

Mississippi law provides that a director must discharge his duties in good faith, and in a manner the director reasonably believes to be in the best interests of the corporation and with the care that a person in a like position would reasonably believe appropriate under similar circumstances. In discharging board or committee duties a director is entitled to rely on the performance by any of the persons to whom the board may have delegated, formally or informally by course of conduct, the authority or duty to perform one or more of the board’s functions that are delegable under applicable law. In addition, in discharging board or committee duties, a director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data. In determining what he reasonably believes to be in the best interests of the corporation, a director shall consider the interests of the corporation’s shareholders and, in his discretion, may consider any of the following: (1) the interests of the corporation’s employees, suppliers, creditors and customers; (2) the economy of the state and nation; (3) community and societal considerations; and (4) the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

In Nevada, both directors and officers are required to exercise their powers in good faith and with a view to the interests of the corporation. In performing their respective duties, directors and officers are entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by any of the following: (a) one or more directors, officers or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented; (b) counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters reasonably believed to be within the preparer’s or presenter’s professional or expert competence; or (c) a committee on which the director or officer relying thereon does not serve, as to matters within the committee’s designated authority and matters on which the committee is reasonably believed to merit confidence. Directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, with a view to the interests of the corporation and may consider the following: (a) the interests of the corporation’s employees, suppliers, creditors and customers; (b) the economy of the State and Nation; (c) the interests of the community and of society; and (d) the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. Directors and officers are not required to consider the effect of a proposed corporate action upon any particular group having an interest in the corporation as a dominant factor.

Limitation or Elimination of Director’s Personal Liability

In Nevada, except as otherwise provided by Nevada law, or unless the articles of incorporation or an amendment thereto, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer, and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Tradequest Nevada’s Articles of Incorporation contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

Mississippi law provides that a director shall have no personal liability for breach of his or her duties as a director unless the party asserting liability in a proceeding establishes that the director did any of the following: (a) failed to act in good faith; (b) made a decision which the director did not reasonably believe to be in the best interests of the corporation or upon which the director was not informed to an extent the director reasonably believed appropriate in the circumstances; (c) demonstrated a lack of objectivity due to the director’s familial, financial or business relationship with, or a lack of independence due to the director’s domination or control by, another person having a material interest in the challenged conduct; (e) demonstrated a sustained failure of the director to be informed about the business and affairs of the corporation, or other material failure of the director to discharge the oversight function; or (f) received a financial benefit to which the director was not entitled or any other breach of the director’s duties to deal fairly with the corporation and its shareholders that is actionable under applicable law.

Indemnification

Mississippi law generally provides for mandatory indemnification of a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director and/or officer against reasonable expenses incurred by him or her in connection with the proceeding. Mississippi law also generally provides that a corporation may voluntarily indemnify a director or officer acting in an official capacity on behalf of the corporation if such person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

Nevada law permits the indemnification of a director, officer, employee or agent in the proper circumstances. The determination must be made by one of the following: (a) by the stockholders; (b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. In addition, the articles of incorporation, the bylaws, or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

The Articles of Incorporation of Tradequest Nevada provide for indemnification to the full extent permitted by Nevada law.

Classified Board of Directors

In Mississippi, if the articles of incorporation authorize dividing the shares into classes, the articles may also authorize the election of all or a specified number of directors by the holders of one or more authorized classes of shares. Each class (or classes) of shares entitled to elect one or more directors is a separate voting group for purposes of the election of directors.

In Nevada, the articles of incorporation or the bylaws of a corporation may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares, but at least one-fourth in number of the directors of every corporation must be elected annually. In addition, if an amendment reclassifying the directors would otherwise increase the term of a director, unless the amendment is to the articles of incorporation and otherwise provides, the term of each incumbent director on the effective date of the amendment terminates on the date it would have terminated had there been no reclassification. In addition, the articles of incorporation may provide that the voting power of individual directors or classes of directors may be greater than or less than that of any other individual directors or classes of directors, and the different voting powers may be stated in the articles of incorporation or may be dependent upon any fact or event that may be ascertained outside the articles of incorporation if the manner in which the fact or event may operate on those voting powers is stated in the articles of incorporation.
Neither Tradequest Mississippi’s articles of incorporation nor the Articles of Incorporation of Tradequest Nevada provide for a classified board of directors.

Cumulative Voting For Directors

Under Mississippi law, unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.  For corporations incorporated before July 1, 2002, shareholders shall have a right to cumulate their votes for directors unless the articles of incorporation provide otherwise. For corporations incorporated on or after July 1, 2002, shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation provide otherwise.

In Nevada, the articles of incorporation of any corporation may provide that at all elections of directors of the corporation each holder of stock possessing voting power is entitled to as many votes as equal the number of his shares of stock multiplied by the number of directors to be elected, and that he may cast all of his votes for a single director or may distribute them among the number to be voted for or any two or more of them, as he may see fit. However, to exercise the right of cumulative voting, one or more of the stockholders requesting cumulative voting must give written notice to the president or secretary of the corporation that the stockholder desires that the voting for the election of directors be cumulative.

Tradequest Mississippi’s articles of incorporation provides for cumulative voting in elections of directors, whereas Tradequest Nevada’s Articles of Incorporation do not.

Removal of Directors

Under Mississippi law, shareholders of a corporation may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.  If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him.  If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.  In addition, a director may be removed by the shareholders only at a meeting called for the purpose of removing him and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

In Nevada, any director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. In addition, the articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to vote in order to remove one or more directors from office.

Vacancies on Board of Directors

Under Mississippi law, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: the shareholders may fill the vacancy, the board of directors may fill the vacancy; or if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to fill the vacancy if it is filled by the shareholders.  A vacancy that will occur at a specific later date may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Under Nevada law, a vacancy on a corporation’s board of directors may be filled by a majority of the remaining directors, although less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the articles of incorporation or bylaws.

Tradequest Nevada’s bylaws provide that a vacancy on a board of directors shall be filled by the affirmative vote of a majority of the remaining directors.

Annual Meetings of Shareholders

Mississippi law provides for annual meetings of shareholders.

Nevada law provides that unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.

Tradequest Nevada’s bylaws provide for annual meetings.

Special Meetings of Shareholders

Mississippi law provides that a corporation shall hold a special meeting of shareholders on call of its board of directors or the person or persons authorized to do so by the articles of incorporation or bylaws, or, unless the articles of incorporation provide otherwise, if shareholders having at least ten percent (10%) of all the votes entitled to be cast on an issue proposed to be considered at the proposed special meeting sign, date and deliver to the corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held. Unless otherwise provided in the articles of incorporation, a written demand for a special meeting may be revoked by a writing to that effect received by the corporation prior to the receipt by the corporation of demands sufficient in number to require the holding of a special meeting.  If not otherwise fixed by statute, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand.  Special shareholders’ meetings may be held in or out of this state at the place stated in or fixed in accordance with the bylaws. If no place is stated or fixed in accordance with the bylaws, special meetings shall be held at the corporation’s principal office.  Only business within the purpose or purposes described in the meeting notice may be conducted at a special shareholders’ meeting.

Under Nevada law, unless otherwise provided in the corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call special meetings of the stockholders and directors which may be held within or without the state of Nevada.

Inspection of Shareholder Lists

Under Mississippi law, a shareholder of a corporation is entitled to inspect the following records of the corporation if the shareholder gives the corporation written notice of the demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy: (1) excerpts from minutes of any meeting of the board of directors, (2) records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, (3) minutes of any meeting of the shareholders, (4) records of action taken by the shareholders or board of directors without a meeting, (5) accounting records of the corporation, and (6) the record of shareholders. The demand to inspect the corporation’s records must be (1) made in good faith and for a proper purpose, (2) described with reasonable particularity, the purpose for the inspection, and (3) the records inspected must be directly connected with the described purpose.

In Nevada, a corporation is required to keep a copy of a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. In lieu of the stock ledger or duplicate stock ledger, the corporation may keep a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete mailing or street address where the stock ledger or duplicate stock ledger specified in this section is kept. Any person who has been a stockholder of record of a corporation for at least 6 months immediately preceding his demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding shares, upon at least 5 days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the records of the corporation and make copies therefrom.

Amendment of the Charter

Under Mississippi law, if a corporation has issued shares, a proposed amendment to a corporation’s articles of incorporation must be adopted by the board of directors and then the proposed amendment must be submitted to the shareholders for their approval. The board of directors must also transmit to the shareholders a recommendation that the shareholders approve the amendment, unless the board of directors makes a determination that because of conflicts of interest or other special circumstances it should not make such a recommendation, in which case the board of directors must transmit to the shareholders the basis for that determination. The board of directors may condition its submission of the amendment to the shareholders on any basis.

If the amendment is required to be approved by the shareholders and the approval is to be given at a meeting, the corporation must notify each shareholder, whether or not entitled to vote, of the meeting of shareholders at which the amendment is to be submitted for approval. The notice must state that the purpose, or one of the purposes, of the meeting is to consider the amendment and must contain or be accompanied by a copy of the amendment.

Unless the articles of incorporation or the board of directors requires a greater vote or a greater number of shares to be present, approval of the amendment requires the approval of the shareholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast on the amendment exists, and, if any class or series of shares is entitled to vote as a separate group on the amendment, the approval of each such separate voting group at a meeting at which a quorum of the voting group consisting of at least a majority of the votes entitled to be cast on the amendment by that voting group exists.

If a corporation has more than one (1) class of shares outstanding, the holders of the outstanding shares of a class are entitled to vote as a separate voting group, if shareholder voting is otherwise required by the Mississippi Business Corporation Act, on a proposed amendment to the articles of incorporation if the amendment would effect an exchange or reclassification of all or part of the shares of the class into shares of another class, effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of the class, change the rights, preferences or limitations of all or part of the shares of the class, change the shares of all or part of the class into a different number of shares of the same class, create a new class of shares having rights or preferences with respect to distributions or to dissolution that are prior or superior to the shares of the class, increase the rights, preferences or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior or superior to the shares of the class, limit or deny an existing preemptive right of all or part of the shares of the class, or cancel or otherwise affect rights to distributions that have accumulated but not yet been authorized on all or part of the shares of the class.

If a proposed amendment would affect a series of a class of shares in one or more of the ways described above, the holders of shares of that series are entitled to vote as a separate voting group on the proposed amendment.

If a proposed amendment that entitles the holders of two (2) or more classes or series of shares to vote as separate voting groups would affect those two (2) or more classes or series in the same or a substantially similar way, the holders of shares of all the classes or series so affected must vote together as a single voting group on the proposed amendment, unless otherwise provided in the articles of incorporation or required by the board of directors.

Unless the articles of incorporation provide otherwise, a corporation’s board of directors may adopt amendments to the corporation’s articles of incorporation without shareholder approval (1) to extend the duration of the corporation if it was incorporated at a time when limited duration was required by law, (2) to delete the names and addresses of the initial directors, (3) to delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the Secretary of State, (4) if the corporation has only one (1) class of shares outstanding, the board of directors may (i) change each issued and unissued authorized share of the class into a greater number of whole shares of that class, or (ii) increase the number of authorized shares of the class to the extent necessary to permit the issuance of shares as a share dividend, (5) change the corporate name by substituting the word “corporation,”“incorporated,”“company,”“limited” or the abbreviation “corp.,”“inc.,”“co.” or “ltd.” for a similar word or abbreviation in the name, or by adding, deleting or changing a geographical attribution for the name, (6) reflect a reduction in authorized shares, when the corporation has acquired its own shares and the articles of incorporation prohibit the reissue of the acquired shares, or (7) or delete a class of shares from the articles of incorporation when there are no remaining shares of the class because the corporation has acquired all shares of the class and the articles of incorporation prohibit the reissue of the acquired shares.

In Nevada, if a corporation has issued shares, an amendment to the articles of incorporation must be made in the following manner: (a) the board of directors must adopt a resolution setting forth the amendment proposed and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment; (b) at the meeting, of which notice must be given to each stockholder entitled to vote, a vote of the stockholders entitled to vote in person or by proxy must be taken for and against the proposed amendment. If it appears upon the canvassing of the votes that stockholders have voted in favor of the amendment, an officer of the corporation shall sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted. The certificate so signed must be filed with the Secretary of State. In addition, if any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof. The amendment does not have to be approved by the vote of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the amendment if the articles of incorporation specifically deny the right to vote on such an amendment.

Amendment of the Bylaws

Under Mississippi law, a corporation’s shareholders may amend or repeal the corporation’s bylaws. In addition, a corporation’s board of directors may amend or repeal the corporation’s bylaws unless (1) the articles of incorporation or statute reserves that power exclusively to the shareholders in whole or part, or (2) the shareholders in amending, repealing, or adopting a bylaw expressly provide that the board of directors may not amend, repeal, or reinstate that bylaw.

A bylaw that increases a quorum or voting requirement for the board of directors may be amended or repealed (1) if adopted by the shareholders, only by the shareholders, unless the bylaw otherwise provides, or (2) if adopted by the board of directors, either by the shareholders or by the board of directors. A bylaw adopted or amended by the shareholders which increases a quorum or voting requirement for the board of directors may provide that it can be amended or repealed only by a specified vote of either the shareholders or the board of directors.  Any action by the board of directors to amend or repeal a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

In Nevada, subject to the bylaws, if any, adopted by the stockholders, the directors may make the bylaws of the corporation and unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt bylaws exclusively to the directors.

Tradequest Nevada’s Articles of Incorporation place the power to adopt, amend, or repeal bylaws in its board of directors.

Proxies

Both Mississippi and Nevada law permit proxies of definite duration. However, Nevada limits the duration to seven years. In the event the proxy is indefinite as to its duration, under Mississippi law it is valid for 11 months, under Nevada law, for six months.
Preemptive Rights

Under Mississippi law, shareholders do not have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation’s articles of incorporation otherwise provide. Tradequest Mississippi’s articles of incorporation provide that no such preemptive right exists in our shareholders. Under Nevada law, for corporations organized after October 1, 1991, no such preemptive rights exist, unless the corporation’s Articles of Incorporation specify otherwise. Tradequest Nevada’s Articles of Incorporation do not provide for any such preemptive rights.

Dividends

Under Mississippi law, so long as not prohibited by its articles of incorporation, a corporation my pay a dividend to its shareholders at its discretion. However, no dividend may be paid if: the corporation would not be able to pay its debts as they become due in the usual course of business, or if the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

In Nevada, after payment of all allowances, expenses and costs, and the satisfaction of all special and general liens upon the funds of the corporation to the extent of their lawful priority, the creditors shall be paid proportionately to the amount of their respective debts, excepting mortgage and judgment creditors when the judgment has not been by confession for the purpose of preferring creditors. The creditors shall be entitled to distribution on debts not due, making in such case a rebate of interest, when interest is not accruing on the same. The surplus funds, if any, after payment of the creditors and the costs, expenses and allowances, shall be distributed among the stockholders or their legal representatives in proportion to their interests.

Stock Repurchases

Under Mississippi law, a corporation may acquire its own shares, and shares so acquired constitute authorized but unissued shares. However, if the articles of incorporation prohibit the reissue of the acquired shares, the number of authorized shares is reduced by the number of shares acquired. Tradequest Mississippi’s articles of incorporation do not contain such a prohibition.

In Nevada, every corporation may, whenever at any assessment sale of the stock of the corporation no person will take the stock and pay the assessment, or amount unpaid and due thereon and costs, purchase such stock and hold the stock for the benefit of the corporation. All purchases of its own stock by any corporation which have been previously made at assessment sales whereat outside persons have failed to bid, and which purchases were for the amount of assessments due, and costs or otherwise, are valid, and vest the legal title to the stock in the corporation. The stock so purchased is subject to the control of the remaining stockholders, who may dispose of the stock as they see fit.

Treasury Shares

The Mississippi Business Corporation Act provides that a corporation may have authorized but unissued shares. Unless otherwise provided in its articles of incorporation, any shares that are authorized but unissued are not considered outstanding shares. Mississippi law does not specifically permit a corporation to pledge unissued shares.

In Nevada, “treasury shares” are defined as shares of a corporation issued and thereafter acquired by the corporation or another entity, the majority of whose outstanding voting power to elect its general partner, directors, managers or members of the governing body is beneficially held, directly or indirectly, by the corporation, which have not been retired or restored to the status of unissued shares. Treasury shares do not carry voting rights or participate in distributions, may not be counted as outstanding shares for any purpose and may not be counted as assets of the corporation for the purpose of computing the amount available for distributions. Unless the articles of incorporation provide otherwise, treasury shares may be retired and restored to the status of authorized and unissued shares without an amendment to the articles of incorporation or may be disposed of for such consideration as the board of directors may determine.

Voluntary Dissolution

Under Mississippi law, a corporation’s board of directors may propose dissolution for submission to the shareholders.  For a proposal to dissolve to be adopted, the board of directors must recommend dissolution to the shareholders unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders. Unless the articles of incorporation or the board of directors, the shareholders entitled to vote must approve the proposal to dissolve at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast exists.

In Nevada, if the board of directors of any corporation decides that the corporation should be dissolved, the board may adopt a resolution to that effect. If the corporation has issued no stock, only the directors need to approve the dissolution. If the corporation has issued stock, the directors must recommend the dissolution to the stockholders. The corporation shall notify each stockholder entitled to vote on dissolution, and the stockholders entitled to vote must approve the dissolution. If the dissolution is approved by the directors or both the directors and stockholders, the corporation shall file with the Nevada Secretary of State a certificate signed by an officer of the corporation setting forth that the dissolution has been approved by the directors, or by the directors and the stockholders, and a list of the names and addresses, either residence or business, of the corporation’s president, secretary and treasurer, or the equivalent thereof, and all of its directors. The dissolution takes effect upon the filing of the certificate of dissolution or upon a later date specified in the certificate, which must be not more than 90 days after the date on which the certificate is filed.

Judicial Dissolution

Under the Mississippi Business Corporation Act, the chancery court may dissolve a corporation under any of the following circumstances : (1) in a proceeding by the Attorney General if it is established that (i) the corporation obtained its articles of incorporation through fraud, or (ii) the corporation has continued to exceed or abuse the authority conferred upon it by law; (2) in a proceeding by a shareholder if it is established that (i) the directors are deadlocked in the management of the corporate affairs, the shareholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the shareholders generally, because of the deadlock, (ii) the directors or those in control of the corporation have acted, are acting, or will act in a manner that is illegal, oppressive or fraudulent, (iii) the shareholders are deadlocked in voting power and have failed, for a period that includes at least two (2) consecutive annual meeting dates, to elect successors to directors whose terms have expired, or (iv) the corporate assets are being misapplied or wasted; (3) in a proceeding by a creditor if it is established that (i) the creditor’s claim has been reduced to judgment, the execution on the judgment return unsatisfied, and the corporation is insolvent, or (ii) the corporation has admitted in writing that the creditor’s claim is due and owing and the corporation is insolvent; or (4) in a proceeding by the corporation to have its voluntary dissolution continued under court supervision.

Nevada law provides that courts may revoke or forfeit the charter of any corporation for non-use, misuse or nonuser of its corporate powers, privileges or franchises.

Federal Income Tax Consequences of the Merger

The reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the reincorporation. You will have a tax basis in your shares of capital stock of Tradequest Nevada equal to your tax basis in your shares of capital stock of Tradequest Mississippi. Provided that you have held your shares of capital stock of Tradequest Mississippi as a capital asset, your holding period for the shares of capital stock of Tradequest Nevada will include the holding period of your shares of capital stock of Tradequest Mississippi. Neither we nor Tradequest Nevada will recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and Tradequest Nevada will succeed, without adjustment, to our tax attributes.

You should consult your own tax advisers as to the particular tax consequences to you of the reincorporation under state, local or foreign tax laws.

Appraisal Rights

Under the Mississippi Business Corporation Act, you are or may be entitled to dissent from the reincorporation proposal and obtain “fair value” plus interest for your shares by asserting your appraisal rights. It is the present intention of the company to abandon the merger in the event shareholders exercise appraisal rights and the company becomes obligated to make a substantial payment to the dissenting shareholders.

For purposes of appraisal rights, “fair value” means the value of the shares as of the close of business on July 1, 2005, excluding any appreciation or depreciation in anticipation of the reincorporation (unless exclusion would be inequitable).

The following is a summary of your appraisal rights under the Mississippi Business Corporation Act. Because it is a summary, it does not include all of the information that you will need to exercise properly your appraisal rights. You should read the appraisal rights provisions in the Mississippi Business Corporation Act, the full text of which is attached to this proxy statement as Appendix D, carefully and in its entirety because it, and not this summary description, defines your rights to dissent.

If you choose either to assert your appraisal rights or preserve your right to dissent, you should carefully review the requirements Title 79, Article 13 of the Mississippi Business Corporation Act and consult with an attorney. If your shares are held of record in the name of another person, such as a bank, broker, or other nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect whatever appraisal rights you may have.

 Dissenting Shareholder Must Perfect Appraisal Rights

If you elect to exercise your appraisal rights, to “perfect” them, you must do all of the following:

•
provide us with written notice of your election to dissent on or before August 10, 2005, stating your name and address, the number, classes, and series of shares as to which you are dissenting, and a demand for payment of the fair value of your shares if the reincorporation is effectuated;

•	not vote your shares in favor of the reincorporation;

•	deposit your certificate or certificates with us simultaneously with the filing of you election to dissent; and

•
assert your appraisal rights as to all or part of your shares (except where certain shares are beneficially owned by another person but registered under your name so long as you dissent with respect to all shares beneficially owned by any one person).

The written notice must reasonably inform us of your identity and your intention to exercise your appraisal rights. All written notices should be:

•	addressed to:

Tradequest International, Inc.
2501 North Green Valley Parkway
Suite 110-D
Henderson, Nevada 89014
Attn: Secretary

•	filed before August 10, 2005; and

•	executed by, or sent with the written consent of, the holder of record.

If you vote in favor of the reincorporation, that vote will constitute a waiver of your appraisal rights and will override any previously filed written notice of intent to demand payment. If you fail to comply with these conditions and all other conditions imposed by the Mississippi Business Corporation Act, you will have no appraisal rights with respect to your shares.

For your convenience, we have attached a form which may be used to exercise your appraisal rights. The form is attached as Appendix E.
We Must Send Dissenting Shareholders Payment for the Estimated Fair Value of their Shares plus Interest.

If the reorganization is approved at the special meeting of stockholders, we will deliver a written dissenters’ notice to all shareholders who satisfied the notification requirements set forth above within ten (10) days after the reincorporation is completed. The notice will state where your payment demand must be sent, where and when certificates for certificated shares must be deposited, inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received, supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the reincorporation and requires that the person asserting dissenters’ rights certify whether or not he acquired beneficial ownership of the shares before that date, set a date by which we must receive the payment demand, which date may not be fewer than thirty (30) nor more that sixty (60) days after the date the notice is delivered, and be accompanied by a copy of the appraisal rights statutes.

If you properly file your payment demand, then, after the receipt of your payment demand, we must pay you what we estimate as the fair value of your shares plus interest. The payment must be accompanied by the following:

● Our balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment;

● Our income statement for that year;

● A statement of changes in shareholders’ equity for that year;

● Our latest available interim financial statements, if any;

● A statement of our estimate of the fair value of your shares;

● An explanation of how the interest was calculated; and

● A statement that if you are not satisfied with our estimated fair value of your shares, you may you have the right to demand further payment equal to your estimated fair value of your shares plus interest.

Once we pay the agreed value, you shall cease to have any interest in your shares.

A Court Will Settle Fair Value Disputes

If we cannot agree upon the estimated fair value of your shares within 60 days following receipt of your notice that you are dissatisfied with our payment, then we will be required to file an action in a court of chancery in the State of Mississippi. In that action, we will ask the court to determine (i) the fair value of your shares, and (ii) accrued interest.

All dissenting shareholders, other than those who accepted our offer, shall be made parties to the proceeding as an action against their shares. All shareholders who are proper parties to the action are entitled to judgment against us for the amount of the fair value of the shares as determined by the court.

The court may appoint one or more persons as appraisers to receive evidence and make a fair value recommendation to the court. The appraisers shall have such power and authority as is specified by the order of the court.
We will pay to each dissenting shareholder the amount found to be due by the court. Upon payment of the judgment, you will no longer have any interest in the shares.

The costs and expenses of this action shall be determined by the court and assessed against us. However, the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith.
_____________

If you are considering seeking appraisal of your shares, you should realize that the fair value of your shares, as determined under the Mississippi Business Corporation Act, could be more than, the same as, or less than the amount of value of the shares of Tradequest Nevada shares you will be deemed to have received as a result of the reincorporation of our company in Nevada.

If you fail to comply fully with the statutory procedure summarized above, you will forfeit your right to dissent.

Information Regarding the Board of Directors of Tradequest Nevada

Our sole director, Ash Mascarenhas, is also the sole director of Tradequest Nevada, and upon the closing of the reincorporation, Mr. Mascarenhas will remain our sole director.

Structure of Board

We currently have one (1) director. The director is elected to hold office until the next annual meeting of stockholders and until his respective successor has been elected and qualified.

Our Director

Ashvin Mascarenhas, 35, is the Chairman of the Board of Directors and our President, Chief Financial Officer and Secretary, having served in each of these capacities since August 31, 2004. At the end of 2003, Mr. Mascarenhas founded Loyola Holdings, Inc., a private holding company, and Loyola Financial Services, Inc., a private consulting company, and he is currently the principal owner and operator of each of these companies. From 2002 to 2003, Mr. Mascarenhas was a consultant for Alexander & Wade, Inc., a private investment banking consulting company located in San Diego, California. From 2001 to 2002, Mr. Mascarenhas provided corporate finance and sales consulting services to Cybertel Communications Corp., a publicly traded telecommunications company located in La Mirada, California. During that period, he also consulted for Cybervest, Inc., a brokerage firm in Ft. Lauderdale, Florida, implementing its insurance and financial planning division. From 1998 to 2001, Mr. Mascarenhas was the Vice President of Sales and Marketing for America’s Health Choice Medical Plans, Inc., a privately held managed healthcare company located in Vero Beach, Florida.

Information about our Board and its Committees.

From January 1, 2004 through August 31, 2004, our board of directors held one meeting and each of the directors attended, either in person or by telephonic conference, such meeting. Since August 31, 2004, our sole director has held no board meetings, acting only by written consent as necessary.

We do not have an audit committee, a compensation committee, or a nominating committee. It is the view of our board of directors that it is a appropriate to not have any of these committee since such committees are not required to maintain our listing on the OTC Bulletin Board, since we only have one director who would serve to act as the committee in any event, and due to the additional and unnecessary costs associated with administering additional boards committee. We do not pay any fees to any third party to identify, evaluate, or assist in identifying or evaluating potential nominees to our board of directors. Ash Mascarenhas is the only person who participates in the decision to nominate directors

Communications with the Board of Directors

Shareholders can send communications to the board of directors by sending a certified or registered letter to the Chairman of the Board care of the Secretary, at our main business address set forth above. Communications that are threatening, illegal, or similarly inappropriate, and advertisements, solicitations for periodical or other subscriptions, and other similar communications will generally not be forwarded to the Chairman.

Code of Ethics

We have not adopted a code of ethics that applies to our officers and employees because we have no significant operations. The board of directors is at present comprised of management. Furthermore, our sole officer and director, Ash Mascarenhas, holds a controlling interest in the company. Consequently, the board believes there is no reason at this stage in the company’s development to adopt a code of ethics. We intend that upon acquiring or commencing significant operations, we will adopt an appropriate code of ethics.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us for the period ended December 31, 2004, all Section 16(a) reports required to be filed by our executive officers, directors and greater-than-10% stockholders were filed on a timely basis, except that Ashvin Mascarenhas, Loyola Holdings, Inc., Margot Hutchinson, and Lolita Janke did not timely file an initial Form 3 reporting its beneficial ownership, and Margot Hutchinson did not timely file a Form 4 reporting the sale of her shares to Lolita Janke.

Appointment of Auditors

Our board of directors has not selected independent accountants as our auditors for the year ending December 31, 2005, as the board believes such a selection is premature at this time.  HJ Associates & Consultants, LLP previously audited our consolidated financial statements for the fiscal year ended December 31, 2004 and 2003. Representatives of HJ Associates & Consultants, LLP are not expected to attend this stockholder’s meeting.

Audit Fees

HJ Associates & Consultants, LLP has been our principal accountant for the past two years.  HJ Associates & Consultants, LLP billed us $6,500 in fees for our annual audit for the year ended December 31, 2004, and $3,416 in fees for the review of our quarterly financial statements for period from January 1, 2004 through September 30, 2004.  HJ Associates & Consultants, LLP also billed us $7,800 in fees for our annual audit and review of our quarterly financial statements for the year ended December 31, 2003.

Audit-Related Fees

We did not pay any fees to HJ Associates & Consultants, LLP for assurance and related services that are not reported under Audit Fees above in 2004 or 2003.

Tax and Other Fees

We did not pay any fees to HJ Associates & Consultants, LLP for tax compliance, tax advice, tax planning or other work during our fiscal year ending September 30, 2004.

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, our board of directors pre-approves all services to be provided by HJ Associates & Consultants, LLP and the estimated fees related to these services.

With respect to the audit of our financial statements as of December 31, 2004 and for the year then ended, none of the hours expended on HJ Associates & Consultants, LLP’s engagement to audit those financial statements were attributed to work by persons other than HJ Associates & Consultants, LLP’s full-time, permanent employees.

With respect to the review of our quarterly financial statements for the year ended December31, 2004, none of the hours expended on HJ Associates & Consultants, LLP’s engagement to review those financial statements were attributed to work by persons other than HJ Associates & Consultants, LLP’s full-time, permanent employees.

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation paid to the Chief Executive Officer and to all other executive officers for services rendered during the fiscal years ended December 31, 2004, December 31, 2003, and December 31, 2002.

	Annual Compensation				Long-Term Compensation
							CommonShares
							Underlying		All
					Restricted		Options		Other
				Other Annual	Stock		Granted		Compen
Name and Position	Year	Salary	Bonus	Compensation	Awards ($	)	(# Shares	)	-sation

Ash Mascarenhas	2004	-0-	-0-	$5,142 (1)	-0-		------		-0-
President, Chief	2003	-0-	-0-	-0-	-0-		------		-0-
Financial Officer,	2002	-0-	-0-	-0-	-0-		------		-0-
Secretary

Randall K. Read	2004	$22,500	-0-	-0-	-0-		------		$877,500 (2)
Former President	2003	$16,500	-0-	$3,500 (3)	-0-		------		-0-
	2002	$20,920	-0-	$5,000 (3)	-0-		------		-0-

Peter Johnson	2004	-0-	-0-	-0-	-0-		------		-0-
Former Chief	2003	$7,500 (3)	-0-	-0-	-0-		------		-0-
Executive Officer	2002	-0-	-0-	-0-	-0-		------		-0-

(1)	This amount reflects reimbursement by us of legal fees incurred by Mr. Mascarenhas.
(2)	This amount reflects $102,500 in cash and 4,305,556 shares of our common stock paid to Mr. Read under a release and indemnity agreement.
(3)  These amounts were accrued in the years indicated but paid in subsequent years.

Option Grants and Exercises

There were no option grants or exercises by any of the executive officers named in the Summary Compensation Table above.

Employment Agreements

As of the year ended December 31, 2004, we do not have any employment agreements with any of our officer or employees.

 Compensation of Directors

Our directors not compensated. We may reimburse expenses of directors incurred with performance of their duties as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 31, 2004, we entered into a Stock Purchase Agreement with Loyola Holdings, Inc., a Nevada corporation, Margot Hutchinson, an individual, and Randall K. Read, an individual and our former controlling stockholder. Pursuant to the terms of the agreement, we issued an aggregate of 40,278,490 shares of our common stock to Loyola Holdings, Inc. and Margot Hutchinson for a purchase price of U.S. $0.002731 per share, or an aggregate of $110,000.00. We issued 20,139,245 shares to Loyola Holdings, Inc. and 20,139,245 shares to Margot Hutchinson.

As of the date of the agreement, we were authorized to issue 50,000,000 shares of common stock of which, 5,414,954 shares were issued and outstanding. The 40,278,490 shares constitute approximately eighty percent (80%) of the issued and outstanding shares of our common stock. .Accordingly, with the closing of the agreement, a change in control of our company had occurred.

Pursuant to the agreement, we also entered into a Release and Indemnity Agreement with Randall K. Read whereby Mr. Read agreed to release and indemnify us against all claims Mr. Read may have against us. Mr. Read further agreed to indemnify us and hold us and the purchasers harmless in respect of any and all claims, demands, actions, causes of action, damages, losses, costs, liabilities or expenses that existed, or is based on any action or inaction that occurred, prior to August 31, 2004. In consideration for Mr. Read’s release and indemnification, we agreed to (1) pay Mr. Read cash in the amount of $102,500.00, (2) assign to Mr. Read all right, title, and interest and royalty income from Text Retrieval Systems, Inc., pursuant to the sale of our former subsidiary in February, 1998, and (3) issue 4,305,566 shares of our common stock to Mr. Read. The royalty payment is on each subscription of Text Retrieval Systems, Inc.’s HR Comply product and will continue until such time as a total royalty of $1,500,000 has been paid.

Also pursuant to the agreement, Ash Mascarenhas was appointed as a director and Randall K. Read, Karleen Reed, and Ashley R. Jorgensen resigned as directors. None of the director resignations were because of any disagreements with us on matters relating to our operations, policies or practices. In addition, Randall K. Read resigned from his position as an officer and Ash Mascarenhas was appointed as our President, Chief Financial Officer and Secretary. Mr. Mascarenhas is the controlling shareholder of Loyola Holdings, Inc.

_________________________

By Order of the Board of Directors

/s/ Ash Mascarenhas

Ash Mascarenhas
President and Chief Executive Officer

July 21, 2005
Henderson, Nevada

APPENDIX A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Plan of Merger”) made as of this 9th day of June, 2005, is by and between Tradequest International, Inc., a Mississippi corporation (“Inform Mississippi”), and Tradequest International, Inc., a Nevada corporation (“Inform Nevada”). Inform Mississippi and Inform Nevada are sometimes referred to hereinafter as the “Constituent Corporations.”

RECITALS

A. The authorized capital stock of Inform Mississippi consists of the following as of January 14, 2005: 50,000,000 shares of common stock, no par value (the “Common Stock”), of which 49,996,546 shares are currently issued and outstanding.

B. Upon completion of the merger contemplated hereby, the authorized capital stock of Inform Nevada will consist of the following: 5,500,000,000 shares of common stock, $0.0001 par value, of which 49,996,546 shares will be issued and outstanding and 10,000,000 shares of preferred stock, $0.0001 par value per share, of which no shares will be issued and outstanding.

C. The directors of the Constituent Corporations deem it advisable and to the advantage of such corporations that Inform Mississippi merge with and into Inform Nevada upon the terms and conditions herein provided.

D. The parties intend that the merger contemplated hereby shall be a tax free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, the parties hereby adopt the plan of merger encompassed by this Plan of Merger and, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree that Inform Mississippi shall merge with and into Inform Nevada on the following terms and conditions:

ARTICLE 1.

TERMS AND CONDITIONS OF THE MERGER

1.1 Merger. As soon as practicable following the fulfillment (or waiver, to the extent permitted herein) of the conditions specified herein, Inform Mississippi shall be merged with and into Inform Nevada (the “Merger”), and Inform Nevada shall survive the Merger.

1.2 Effective Date. The Merger shall be effective upon the filing of Articles of Merger with the Nevada Secretary of State, and the filing of Articles of Merger with the Mississippi Secretary of State, as provided by the Mississippi Business Corporation Act (the “Effective Date”).

1.3 Surviving Corporation. On the Effective Date, Inform Nevada, as the surviving corporation (the “Surviving Corporation”), shall continue its corporate existence under the laws of the State of Nevada and shall succeed to all of the rights, privileges, powers and property of Inform Mississippi in the manner of and as more fully set forth in 607-1101 of the Nevada Business Corporation Act, and the separate corporate existence of Inform Mississippi, except insofar as it may be continued by operation of law, shall cease and be terminated.

1.4 Capital Stock of Inform Mississippi and Inform Nevada. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders:

(a) Each share of Common Stock of Inform Mississippi issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of the common stock, $0.0001 par value, of Inform Nevada (“Inform Nevada Common Stock”); and

(b) Each share of Inform Nevada Common Stock, no par value, of Inform Nevada issued and outstanding immediately prior to the Effective Date (100 shares held by Inform Mississippi) shall be canceled and returned to the status of authorized but unissued Inform Nevada Common Stock.

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1.5 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of the capital stock of Inform Mississippi shall be deemed for all purposes to evidence ownership and to represent an equal number of shares of the capital stock of Inform Nevada and shall be so registered on the books and records of Inform Nevada or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Inform Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of Inform Nevada evidenced by such outstanding certificate as above provided. After the Effective Date, whenever certificates which formerly represented shares of Inform Mississippi are presented for transfer or conversion, the Surviving Corporation will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of the capital stock of Inform Nevada in accordance with Section 1.4 above.

1.6 Stock Options and Warrants. Upon the Effective Date, each outstanding option or warrant to purchase shares of Common Stock of Inform Mississippi shall, by virtue of the Merger and without any action on the part of the holder thereof, become an option or warrant to purchase, upon the same terms and conditions, the number of shares of Inform Nevada Common Stock which is equal to the number of shares of Common Stock of Inform Mississippi which the optionee would have received had such optionee exercised his or her option or right in full immediately prior to the Effective Date (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date.

1.7 Other Employee Benefit Plans. Inform Nevada will assume all of the obligations of Inform Mississippi under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

ARTICLE 2.

CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Articles of Incorporation. On the Effective Date, the Articles of Incorporation of Inform Nevada will be the Articles of Incorporation of the Surviving Corporation without change or amendment until duly amended in accordance with the provisions thereof and applicable law.

2.2 ByLaws. The Bylaws of Inform Nevada in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

2.3 Directors. The directors of Inform Mississippi immediately preceding the Effective Date shall continue to be the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms or until their successors are duly elected and qualified.

2.4 Officers. The officers of Inform Mississippi immediately preceding the Effective Date shall continue to be the officers of the Surviving Corporation on and after the Effective Date to serve until their successors are duly elected and qualified.

ARTICLE 3.

MISCELLANEOUS

3.1 Further Assurances. From time to time and when required by the Surviving Corporation or by its successors and assigns there shall be executed and delivered on behalf of Inform Mississippi such deeds and other instruments and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Inform Mississippi and otherwise to carry out the purposes of this Plan of Merger and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Inform Mississippi or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2 Amendment. At any time prior to the Effective Date, this Plan of Merger may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Inform Mississippi and Inform Nevada to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Plan of Merger; provided, however, that an amendment made subsequent to the adoption and approval of this Plan of Merger by the shareholders of any Constituent Corporation shall not do any of the following: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (2) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger; or (3) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

3.3 Conditions of Merger. The respective obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a) This Plan of Merger shall have been approved by the shareholders of Inform Mississippi in accordance with the Mississippi Business Corporation Act;

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(b) Inform Mississippi, as sole shareholder of Inform Nevada, shall have approved this Plan of Merger in accordance with the Mississippi Business Corporation Act of the State of Mississippi; and

(c) Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of Inform Mississippi to be material to consummation of the Merger shall have been obtained.

3.4 Abandonment or Deferral. At any time before the date of filing, this Plan of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either or both of the Constituent Corporations notwithstanding the approval of this Plan of Merger by the shareholders of Inform Mississippi, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Constituent Corporations, such action would be in the best interest of such Corporations. This Plan of Merger may be terminated at any time by the Board of Directors of Inform Mississippi in the event that the number of shares as to which shareholders have properly exercised their rights under Section 79-4-13.01 et. seq. of the Mississippi Business Corporation Act is such that it is impracticable, in the sole judgment and discretion of such Board of Directors, to proceed with the consummation of the Merger. In the event of termination of this Plan of Merger, this Plan of Merger shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Inform Mississippi shall pay all expenses of the Constituent Corporations incurred in connection with the Merger.

3.5 Counterparts. In order to facilitate the filing and recording of this Plan of Merger, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Plan of Merger, having first been duly approved by the Boards of Directors of Inform Mississippi and Inform Nevada, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.

TRADEQUEST INTERNATIONAL, INC.

A Mississippi corporation
By /s/ Ash Mascarenhas
Ash Mascarenhas, President

TRADEQUEST INTERNATIONAL, INC.

A Nevada corporation
By /s/ Ash Mascarenhas
Ash Mascarenhas, President

APPENDIX B

ARTICLES OF INCORPORATION
OF
TRADEQUEST INTERNATIONAL, INC.
A Nevada Corporation

3. The aggregate number of shares of all classes of capital stock which the corporation shall have authority to issue is Six Billion Five Hundred Ten Million (6,510,000,000), consisting of (i) Six Billion Five Hundred Million (6,500,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Stock, to determine the designation of any such series and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

4. The governing board of this corporation shall be known as directors. The initial authorized number of directors shall be one (1). The number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation.

The name and post office box or street address of the first board of directors is as follows:

Ash Mascarenhas
2501 North Green Valley Parkway
Suite 110-D
Henderson, Nevada 8901

8.   Cumulative voting shall not be permitted by the corporation

9.  In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized as follows:

(i) Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the corporation.
(ii) To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

(iv) When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders’ meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interest of the corporation.

10. Meetings of stockholders may be held outside the State of Nevada, if the bylaws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

11. The personal liability of a director or officer to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer shall be eliminated to the fullest extent permissible under Nevada law except for the following: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Section 78.300 of the Nevada Revised Statutes.

If the Nevada Revised Statutes are hereinafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, so as amended.

Any repeal or modification of the foregoing provisions of Article 11 by the stockholders of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing prior to the date when such repeal or modification becomes effective.

12.  This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed by statute, or by the articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

13.  At such time, if any, as the corporation becomes a “resident domestic corporation,” as that term is defined in NRS 78.427, the corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statute.

14.  At such time, if any, as the corporation becomes an “issuing corporation,” as that term is defined in NRS 78.3788, this corporation shall not be subject to, or governed by any of the provisions in NRS 78.378 to 78.3793, inclusive, as may be amended from time to time.

15.  In accordance with NRS 78.2055 and NRS 207, the corporation may, by resolution or resolutions of the board of directors and without approval of the stockholders of the corporation, increase or decrease the number of issued and outstanding shares of a class or series of capital stock held by each stockholder of record of such class or series without correspondingly increasing or decreasing the number of authorized shares of such class or serie

B-1

APPENDIX C

BYLAWS
OF
TRADEQUEST INTERNATIONAL, INC.
A Nevada Corporation

ARTICLE I
OFFICES

Section 1. PRINCIPAL OFFICES. The principal office shall be at 2501 North Green Valley Parkway, Suite 110-D, Henderson, Nevada 89014.

Section 2. OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the corporation.

Section 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

Section 3. SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty_five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 4. NOTICE OF STOCKHOLDERS’ MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first_class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation’s books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7. ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8. VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VIII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 10. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder’s proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

Section 11. PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 12. INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) Receive votes, ballots, or consents;

(c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d) Count and tabulate all votes or consents;

(e) Determine the election result; and

(f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

ARTICLE III
DIRECTORS

Section 1. POWERS. Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

(a) Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders’ meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c) Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received.

(d) Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

Section 2. NUMBER OF DIRECTORS. The number of directors which shall constitute the whole board shall not be less than one (1) nor more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw. The exact number of authorized directors of the Corporation shall be one (1), until such time as the number is changed in accordance with this Article III, Section 2.

Section 3. QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

Section 4. RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 5. VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 6. PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 7. ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

Section 8. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 9. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first_class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty_eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 10. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 11. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 12. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty_four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

Section 14. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 15. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 16. DETERMINATION OF MAJORITY OF AUTHORIZED NUMBER OF DIRECTORS. Two (2) directors shall constitute a majority of the authorized number of directors when the whole board of directors consists of two (2) directors pursuant to Article III, Section 2. One (1) director shall constitute a majority of the authorized number of directors when the whole board of directors consists of one (1) director pursuant to Article III, Section 2.

ARTICLE IV
COMMITTEES

Section 1. COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a) the approval of any action which, under the Nevada General Corporation Law, also requires stockholders’ approval or approval of the outstanding shares;

(b) the filing of vacancies on the board of directors or in any committees;

(c) the fixing of compensation of the directors for serving on the board or on any committee;

(d) the amendment or repeal of bylaws or the adoption of new bylaws;

(e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f) a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g) the appointment of any other committees of the board of directors or the members thereof.

Section 2. MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

ARTICLE V
OFFICERS

Section 1. OFFICERS. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any two or more offices may be held by the same person.

Section 2. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 3. SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4. REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6. CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.
Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.
Section 8. VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 9. SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

Section 10. TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
AND OTHER AGENTS

Section 1. ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2. ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3. SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Section 4. REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) By the stockholders;

(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Section 5. ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6. OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

Section 8. RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 9. SEVERABILITY. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 10. RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

ARTICLE VII
RECORDS AND BOOKS

Section 1. MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

Section 2. MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

Section 3. MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 4. ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 5. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 6. ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENTS. On an annual basis, the corporation shall file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

ARTICLE VIII
GENERAL CORPORATE MATTERS

Section 1. RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

If the board of directors does not so fix a record date:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2. CLOSING OF TRANSFER BOOKS PROHIBITED. In connection with the determination of stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any right in respect of any other lawful action, the board of directors shall not close the stock transfer books of the corporation for any reason but shall instead fix a record date for such determination in the manner provided in Section 1 of Article VIII of these bylaws.

Section 3. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 4. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 5. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 6. STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 7. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 9. SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words “Corporate Seal, Nevada.”

Section 10. REPRESENTATION OF SHARES OF OTHER CORPORA-TIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 11. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX
AMENDMENTS

Section 1. AMENDMENT BY STOCKHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

Section 2. AMENDMENT BY DIRECTORS. Subject to the rights of the stockholders as provided in Section 1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

C E R T I F I C A T E O F S E C R E T A R Y

I, the undersigned, do hereby certify:

1. That I am the duly elected and acting secretary of Tradequest International, Inc., a Nevada corporation; and

2. That the foregoing Bylaws, comprising eighteen (18) pages, constitute the Bylaws of said corporation as duly adopted by the board of directors of said corporation by a Unanimous Written Consent dated as of June 9, 2005.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this June 9, 2005.

Tradequest International, Inc.

Date:June 09, 2005	By:	/s/ Ash Mascarenhas
[Missing Graphic Reference] Ash Mascarenhas
Title: Secretary

APPENDIX D
Mississippi Business Corporation Act of the State of Mississippi
Appraisal Rights
Section 79-4-13.01 to 79-4-13.31
SEC. 79-4-13.01.  Definitions.

In this article:

(1) “Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof.  For purposes of Section 79-4-13.02(b)(5), a person is deemed to be an affiliate of its senior executives.

(2)   “Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.

(3) “Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in Sections 79-4-13.22 through 79-4-13.31, includes the surviving entity in a merger.

(4)  “Fair value” means the value of the corporation’s shares determined:

(i)   Immediately before the effectuation of the corporate action to which the shareholder objects;

(ii)   Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

(iii)  Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to Section 79-4-13.02(a)(5).

(5)   “Interest” means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)   “Preferred shares” means a class or series of shares whose holders have preference over any other class or series with respect to distributions.

(7)   “Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) “Senior executive” means the chief executive officer, chief operating officer, chief financial officer, and anyone in charge of a principal business unit or function.

(9) “Shareholder” means both a record shareholder and a beneficial shareholder.

SEC. 79-4-13.02.  Right to dissent.

(a)  A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

(1)  Consummation of a merger to which the corporation is a party (i) if shareholder approval is required for the merger by Section 79-4-11.04 and the shareholder is entitled to vote on the merger, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger, or (ii) if the corporation is a subsidiary and the merger is governed by Section 79-4-11.05;

(2)  Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(3)  Consummation of a disposition of assets pursuant to Section 79-4-12.02 if the shareholder is entitled to vote on the disposition;

(4)  An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; or

(5)  Any other amendment to the articles of incorporation, merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors.

(b) Notwithstanding subsection (a), the availability of appraisal rights under subsection (a)(1), (2), (3) and (4) shall be limited in accordance with the following provisions:

(1)  Appraisal rights shall not be available to any shareholder of the constituent corporations in a corporate reorganization transaction otherwise covered by Section 79-4-13.02(a)(1) or (2) if: (i) the shareholders of an existing corporation exchange shares of such corporation for shares of a newly formed corporation and receive, after the reorganization, the same proportionate share interest in the new corporation and the rights and interests of the shareholders in the newly formed corporation are substantially the same as those in the existing corporation prior to the transaction; (ii) the newly formed corporation has no significant assets other than the shares of the existing corporation; (iii) after the reorganization the newly formed corporation and its subsidiaries have substantially the same assets and liabilities, on a consolidated basis, as those of the existing corporation prior to the transaction; (iv) fractional shares are neither created nor eliminated as a result of the transaction; (v) the existing corporation and the newly formed corporation are the only constituent corporations to such reorganization; (vi) the existing corporation and the newly formed corporation are corporations of this state; (vii) the directors of the existing corporation become the directors of the newly formed corporation upon the effective time of the corporate reorganization; (viii) the existing corporation becomes a direct wholly-owned subsidiary of the newly formed corporation; and (ix) the shareholders of the existing corporation do not recognize gain or loss for United States federal income tax purposes as determined by the board of directors of the existing corporation.
(2)  Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

(i)  Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

(ii)  Not so listed or designated, but has at least two thousand (2,000) shareholders and the outstanding shares of such class or series has a market value of at least Twenty Million Dollars ($20,000,000.00) (exclusive of the value of such shares held by its subsidiaries, senior executives, directors and beneficial shareholders owning more than ten percent (10%) of such shares).

(3)  The applicability of subsection (b)(2) shall be determined as of:

(i)  The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

(ii)  The day before the effective date of such corporate action if there is no meeting of shareholders.

(4)  Subsection (b)(2) shall not be applicable and appraisal rights shall be available pursuant to subsection (a) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection (b)(2) at the time the corporate action becomes effective.

(5)  Subsection (b)(2) shall not be applicable and appraisal rights shall be available pursuant to subsection (a) for the holders of any class or series of shares where:

(i)  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

(A)  Is, or at any time in the one-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of twenty percent (20%) or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within one (1) year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

(B)  Directly or indirectly has, or at any time in the one-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of twenty-five percent (25%) or more of the directors to the board of directors of the corporation; or
(ii)  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the one-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

(A)  Employment, consulting, retirement or similar benefits established separately and not as part of, or in contemplation of, the corporate action; or

(B)  Employment, consulting, retirement or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in Section 79-4-8.62; or

(C)  In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one (1) of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(6)  For the purposes of paragraph (5) only, the term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the record holder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two (2) or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(c)  Notwithstanding any other provision of Section 79-4-13.02, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange or to other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within one (1) year of that date if such action would otherwise afford appraisal rights.

(d)  A shareholder entitled to appraisal rights under this article may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(1)  Was not effectuated in accordance with the applicable provisions of Article 10, 11 or 12 or the corporation’s articles of incorporation, bylaws or board of directors’ resolution authorizing the corporate action; or

(2)  Was procured as a result of fraud or material misrepresentation.

SEC. 79-4-13.03.  Dissent by nominees and beneficial owners.

(a)  A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b)  A beneficial shareholder may assert dissenters’ rights as to shares held on his behalf only if:

(1)  He submits to the corporation the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(2)  He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

SEC. 79-4-13.20.  Notice of dissenters’ rights.

(a)  If proposed corporate action creating dissenters’ rights under Section 79-4-13.02 is submitted to a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this article and be accompanied by a copy of this article.

(b)  If corporate action creating dissenters’ rights under Section 79-4-13.02 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send them the dissenters’ notice described in Section 79-4-13.22.

SEC. 79-4-13.21.  Notice of intent to demand payment.

(a)  If proposed corporate action creating dissenters’ rights under Section 79-4-13.02 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights (1) must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and (2) must not vote his shares in favor of the proposed action.

(b)  A shareholder who does not satisfy the requirement of subsection (a) is not entitled to payment for his shares under this article.

SEC. 79-4-13.22.  Dissenters’ notice.

(a)  If proposed corporate action creating dissenters’ rights under Section 79-4-13.02 is authorized at a shareholders’ meeting, the corporation shall deliver a written dissenters’ notice to all shareholders who satisfied the requirements of Section 79-4-13.21.

(b)  The dissenters’ notice must be sent no later than ten (10) days after the corporate action was taken, and must:

(1)  State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(2)  Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(3)  Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters’ rights certify whether or not he acquired beneficial ownership of the shares before that date;

(4)  Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more that sixty (60) days after the date the subsection (a) notice is delivered; and

(5)  Be accompanied by a copy of this article.

SEC. 79-4-13.23.  Duty to demand payment.

(a)  A shareholder sent a dissenters’ notice described in Section 79-4-13.22 must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice pursuant to Section 79-4-13.22 (b)(3), and deposit his certificates in accordance with the terms of the notice.

(b)  The shareholder who demands payment and deposits his shares under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c)  A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters’ notice, is not entitled to payment for his shares under this article.

SEC. 79-4-13.24.  Share restrictions.

(a)  The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Section 79-4-13.26.

(b)  The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

SEC. 79-4-13.25.  Payment.

(a)  Except as provided in Section 79-4-13.27, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with Section 79-4-13.23 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.
(b)  The payment must be accompanied by:

(1)  The corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

(2)  A statement of the corporation’s estimate of the fair value of the shares;

(3)  An explanation of how the interest was calculated;

(4)  A statement of the dissenters’ right to demand payment under Section 79-4-13.28; and

(5)  A copy of this article.

SEC. 79-4-13.26. Failure to take action.

(a)  If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b)  If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters’ notice under Section 79-4-13.22 and repeat the payment demand procedure.

SEC. 79-4-13.27.  After-acquired shares.

(a)  A corporation may elect to withhold payment required by Section 79-4-13.25 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(b)  To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenter’s right to demand payment under Section 79-4-13.28.

SEC. 79-4-13.28.  Procedure if shareholder dissatisfied with payment or offer.

(a)  A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under Section 79-4-13.25), or reject the corporation’s offer under Section 79-4-13.27 and demand payment of the fair value of his shares and interest due, if:

(1)  The dissenter believes that the amount paid under Section 79-4-13.25 or offered under Section 79-4-13.27 is less than the fair value of his shares or that the interest due is incorrectly calculated;

(2)  The corporation fails to make payment under Section 79-4-13.25 within sixty (60) days after the date set for demanding payment; or

(3)  The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

(b)  A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) within thirty (30) days after the corporation made or offered payment for his shares.

SEC. 79-4-13.30.  Court action.

(a)  If a demand for payment under Section 79-4-13.28 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b)  The corporation shall commence the proceeding in the chancery court of the county where a corporation’s principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c)  The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d)  The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(e)  Each dissenter made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation, or (2) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under Section 79-4-13.27.

SEC. 79-4-13.31.  Court costs and counsel fees.

(a)  The court in an appraisal proceeding commenced under Section 79-4-13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under Section 79-4-13.28.

(b)  The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1)  Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 79-4-13.20 through 79-4-13.28; or

(2)  Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.

(c)  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

APPENDIX E

DISSENTERS’ NOTICE

Dissenters’ Notice

Mississippi Business Corporation Act Section 79-4-13.21

To our Shareholders:

Please be advised that on May 31, 2005 that our board of directors recommended that the shareholders approve the following proposals at a special meeting of shareholders to be held on August 10, 2005, 10:00 a.m. Pacific Time, at 2501 North Green Valley Parkway, Suite 110-D, Henderson, Nevada 89014:

1.
Change our domicile from Mississippi to Nevada by means of a merger of Tradequest International, Inc, a Mississippi corporation with and into Tradequest International, Inc. a newly formed Nevada corporation.

Under Mississippi law, our shareholders are entitled, after complying with certain requirements of Mississippi law, to dissent to the approval of the merger, pursuant to Section 79-4-13.01 et. seq. of the Mississippi Business Corporation Act and to be paid the “fair value” of their shares of Tradequest International, Inc., a Mississippi corporation, in cash by complying with the procedures set forth in Section 79-4-13.01 et. seq. of the Mississippi Business Corporation Act, a copy of which is attached hereto. Any shareholder who desires to exercise their dissenters’ rights must return to us this completed and signed Dissenters’ Notice, along with the original stock certificate(s) representing such shareholder’s shares, to us no later than August 10, 2005 at the following address: Tradequest International, Inc., 2501 North Green Valley Parkway, Suite 110-D Henderson, NV 89014.

For each shareholder dissenting with respect to shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to us that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights.

Name of Shareholder:  ________________________________________________________

Total Number of shares held: ________________
Address where payment should be sent:
_________________________________________________
_________________________________________________
_________________________________________________
Shareholder signature                                                                Date

Certification of Beneficial Shareholder

__________________________________________________________________________
Print name    Signature    Date